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                                                                  EXHIBIT 99.1

                  AMENDED AND RESTATED STOCK OPTION AGREEMENT


     This AMENDED AND RESTATED STOCK OPTION AGREEMENT (this "Agreement") is entered into as of August 31, 1994 to be effective as of July 31, 1994 by and between KnowledgeWare, Inc., a Georgia corporation (the "Corporation"), and Sterling Software, Inc., a Delaware corporation (the "Buyer").

     WHEREAS, the Buyer, SSI Corporation, a Georgia corporation and a wholly-owned subsidiary of the Buyer ("Merger Sub"), and the Corporation have entered into an Agreement and Plan of Merger dated as of July 31, 1994 and propose to enter into an Amended and Restated Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"; capitalized terms not defined herein shall have the meanings set forth in the Merger Agreement), providing for, among other things, the merger of Merger Sub with and into the Corporation with the Corporation as the surviving corporation; and

     WHEREAS, as a condition and an inducement to the Buyer's willingness to enter into the Merger Agreement, the Buyer has requested that the Corporation agree, and the Corporation has agreed, to grant the Buyer the Option (as defined below);

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, the Corporation and the Buyer agree as follows:

     1. GRANT OF OPTION. Subject to the terms and conditions set forth herein, the Corporation hereby grants to the Buyer an irrevocable option (the "Option") to acquire up to 1,200,000 (as adjusted as set forth in Section 6 hereof) shares (the "Option Shares") of Common Stock, no par value, of the Corporation ("Corporation Common Stock") at an exercise price of $5.00 per Option Share (the "Purchase Price").

     2. EXERCISE OF OPTION. (a) The Buyer may exercise the Option, in whole or in part, at any time and from time to time following the occurrence of an Exercise Event (as defined below); provided that, except as otherwise provided in this Section 2(a), the right to exercise the Option pursuant to this Section 2 shall expire and be of no further force and effect upon: (i) the Effective Time; or (ii) twelve months following the first occurrence of an Exercise Event. Notwithstanding the expiration of the Option, the Buyer shall be entitled to acquire those Option Shares with respect to which it has exercised the Option in accordance with the terms hereof prior to the expiration of the Option.

     (b) An "Exercise Event" shall occur for purposes of this Agreement upon the occurrence of any of the following:

          (i) (x) the Merger Agreement shall have been terminated by mutual consent of the Corporation and the Buyer, (y) an Acquisition Proposal shall have been received by the Corporation prior to such termination and (z) within twelve months after such termination, the Corporation shall have consummated a Business Combination with any person or entity (other than the Buyer or its subsidiaries or affiliates);
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     (ii)  the Board of Directors of the Corporation shall have withdrawn, modified or changed its recommendation of the Merger Agreement or the Merger in a manner adverse to the Buyer or shall have resolved to do any of the foregoing at a time when Buyer is not in material breach of the Merger Agreement and, within twelve months after termination of the Merger Agreement, the Corporation shall have consummated an Acquisition Proposal with any person or entity;

          (iii) (x) a tender offer or exchange offer for twenty percent (20%) or more of the outstanding shares of capital stock of the Corporation shall have been commenced while the Merger Agreement is in effect, (y) the Board of Directors of the Corporation, within 10 business days after such tender offer or exchange offer has been so commenced, either fails to recommend against acceptance of such tender offer or exchange offer by its stockholders or takes no position with respect to the acceptance of such tender offer or exchange offer by its stockholders and such tender offer is consummated and (z) the Buyer shall have terminated the Merger Agreement;

          (iv) (x) any person shall have acquired beneficial ownership or the right to acquire beneficial ownership, or any "group" (as such term is defined under Section 13(d) of the Exchange Act) shall have been formed which beneficially owns, or has the right to acquire beneficial ownership of, twenty-five percent (25%) or more of the then outstanding Corporation Common Stock while the Merger Agreement is in effect, and (y) the Buyer shall have terminated the Merger Agreement; provided, however, this Section 2(b)(iv) shall not apply with respect to any person who has executed a Stockholder Agreement or any "group" of which such person is a member; or

          (v) (v) the Merger Agreement shall have failed to receive the requisite vote for approval and adoption by the stockholders of the Corporation at the stockholders' meeting called for that purpose, (w) at such time, an Acquisition Proposal shall have been made and the Board of Directors of the Corporation either fails to recommend against acceptance of such Acquisition Proposal by its stockholders or takes no position with respect to such Acquisition Proposal, (x) at the time of such stockholders' meeting, the Buyer shall not have been in material breach of the Merger Agreement, (y) the Merger Agreement shall have been terminated, and (z) within twelve months after the termination, the Corporation consummates such Acquisition Proposal.

     (c) In the event the Buyer wishes to exercise the Option, it shall send to the Corporation a written notice (the "Notice"; the date of such notice being herein referred to as the "Notice Date") specifying (i) the total number of Option Shares it intends to acquire pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 15 business days from the Notice Date for the closing of such acquisition (the "Closing Date"); provided that, if the closing of the acquisition pursuant to the exercise of the Option (the "Closing") cannot be consummated by reason of any applicable law, the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which such restriction on consummation has expired or been terminated; and provided further, without limiting the foregoing, that if prior notification to or approval of any governmental or regulatory authority, agency, court or other entity (a "Governmental Entity") is required in connection with such acquisition, the Buyer shall promptly file the required notice or application for approval and

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shall expeditiously process the same (and the Corporation shall cooperate with the Buyer in the filing of any such notice or application and the obtaining of any such approval), and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which, as the case may be (i) any required notification period has expired or been terminated or (ii) such approval has been obtained, and in either event, any requisite waiting period has passed.

     (d) Notwithstanding Section 2(c), in no event shall any Closing Date be more than 12 months after the related Notice Date, and if the Closing Date shall not have occurred within 12 months after the related Notice Date due to the failure to obtain any such required approval, the exercise of the Option effected on the Notice Date shall be deemed to have expired. Notwithstanding the first sentence of this paragraph (d), in the event (i) the Buyer receives official notice that an approval of any Governmental Entity required for the purchase of Option Shares would not be issued or granted or (ii) a Closing Date shall not have occurred within 12 months after the related Notice Date due to the failure to obtain any such required approval, the Buyer shall be entitled to exercise the Option in connection with the resale of Corporation Common Stock or other securities pursuant to a registration statement as provided in Section 7.

     3. PAYMENT AND DELIVERY OF CERTIFICATES. (a) On each Closing Date, the Buyer shall pay the Corporation, in immediately available funds by wire transfer to a bank account designated by the Corporation, an amount equal to the Purchase Price multiplied by the number of Option Shares to be purchased on such Closing Date.

     (b) At such Closing, simultaneously with the delivery of the consideration specified in Section 3(a), the Corporation shall deliver to the Buyer a certificate or certificates representing the Option Shares to be acquired at such Closing, which Option Shares shall be free and clear of all liens, claims, charges and encumbrances of any kind whatsoever (including any preemptive rights of any shareholder).

     (c) Certificates evidencing the shares delivered at each Closing pursuant to Section 3(b) shall be endorsed with the restrictive legend set forth below in its entirety:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS SUCH TRANSFER IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH ACT DOES NOT APPLY."

It is understood and agreed that this legend shall be removed by delivery of substitute certificate(s) without such legend if the Buyer shall have delivered to the Corporation a copy of a letter from the staff of the Securities and Exchange Commission, or an opinion of counsel (from counsel reasonably acceptable to the Corporation) in form and substance reasonably satisfactory to the Corporation and its counsel, to the effect that such legend is not required for purposes of the Securities Act of 1933, as amended (the "Securities Act").

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     4.   REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.  The
representations and warranties of the Corporation set forth in Sections 5.2 and
5.6 of the Merger Agreement are incorporated herein by reference as though set forth herein in full and shall survive any termination of the Merger Agreement. In addition, the Corporation hereby represents and warrants to the Buyer that
(i) the Corporation has taken all necessary corporate and other action to reserve, and at all times from the date hereof until the obligation to deliver Corporation Common Stock upon the exercise of the Option terminates will have reserved for issuance, upon exercise of the Option, shares of Corporation Common Stock equal to the number of shares of Corporation Common Stock for which the Option may be exercised, and the Corporation will take all necessary corporate action to reserve for issuance all additional shares of Corporation Common Stock or other securities which may be issued upon exercise of the Option pursuant to
Section 6 of this Agreement and (ii) the shares of Corporation Common Stock to be issued upon due exercise of the Option, including all additional shares of Corporation Common Stock or other securities which may be issuable pursuant to
Section 6 of this Agreement, upon issuance and payment therefor pursuant hereto, shall be validly issued, fully paid and nonassessable, and shall be delivered free and clear of all liens, claims, charges and encumbrances of any kind whatsoever, including any preemptive rights of any shareholder of the Corporation.

     5. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The representations and warranties of the Buyer set forth in the second and third sentences of Section
6.2 and Section 6.5 of the Merger Agreement are incorporated herein by reference as if set forth herein in full and shall survive any termination of the Merger Agreement. In addition, the Buyer hereby represents and warrants to the Corporation that the Option is not being taken, and any Option Shares or other securities acquired by the Buyer upon exercise of the Option will not be taken, with a view to the public distribution thereof and will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act.

     6. ADJUSTMENT UPON SHARE ISSUANCES, CHANGES IN CAPITALIZATION, ETC. (a) In the event of any change in Corporation Common Stock by reason of, without limitation, a stock dividend, split-up, recapitalization, combination, exchange of shares or similar transaction, the type and number of shares or securities to be delivered by the Corporation pursuant to the Option shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that the Buyer shall receive upon exercise of the Option the number and class of shares or other securities or property that the Buyer would have received if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable.

     (b) In the event that the Corporation shall enter into an agreement (i) to consolidate with or merge into any person, other than the Buyer or one of its subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than the Buyer or one of its subsidiaries, to merge into the Corporation and the Corporation shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Corporation Common Stock shall be changed into or exchanged for stock or other securities of the Corporation or any other person or cash or any other property or then outstanding shares of Corporation Common Stock shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than

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the Buyer or one of its subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provision so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth in this Agreement, be converted into, or exchanged for, an option to acquire the same consideration received by the holders of Corporation Common Stock pursuant to such a transaction had the Option been exercised in full prior to the consummation of such transaction. The provisions of this Agreement, including Sections 1, 2, 6 and 7, shall apply with appropriate adjustments to any securities for which the Option becomes exercisable pursuant to this Section 6.

     7. REGISTRATION RIGHTS. The Corporation shall, if requested by the Buyer at any time and from time to time (a) within three years after the first Closing Date or (b) for 20 business days following the occurrence of either of the events set forth in clauses (i) and (ii) of Section 2(d), as expeditiously as possible prepare and file up to three registration statements under the Securities Act if such registration is necessary in order to permit the sale or other disposition of any or all shares of Corporation Common Stock or other securities that have been acquired by or are issuable to the Buyer upon exercise of the Option by the Buyer, including a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision, and the Corporation shall use its best efforts to qualify such shares or other securities under any applicable state securities laws. The Buyer agrees to use all reasonable efforts to cause, and to cause any underwriters of any sale or other disposition to cause, any sale or other disposition pursuant to such registration statement to be effected on a widely distributed basis so that upon consummation thereof no purchaser or transferee shall own beneficially 5% or more of the then outstanding voting power of the Corporation. The Corporation shall use all reasonable efforts to cause each such registration statement to become effective, to obtain all consents or waivers of other parties which are required thereof and to keep such registration statement effective for such period as may be reasonably necessary to effect such sale or other disposition; provided, however, the Corporation shall not be required to prepare audited financial statements in order to maintain the effectiveness of the registration statement. In the event that the Buyer requests the Corporation to file a registration statement following the failure to obtain a required approval for an exercise of the Option as described in Section 2(d), the closing of the sale or other disposition of Corporation Common Stock or other securities pursuant to such registration statement shall occur substantially simultaneously with the exercise of the Option. The obligations of the Corporation hereunder to file a registration statement and to maintain its effectiveness may be suspended for one or more periods of time not exceeding 90 days in the aggregate for all such periods (and such periods being at least 15 days apart) if the Board of Directors of the Corporation shall have determined that the filing of such registration statement or the maintenance of its effectiveness would require disclosure of nonpublic information that would materially and adversely affect the Corporation. Any registration statement prepared and filed under this
Section 7, and any sale covered thereby, shall be at the Corporation's expense except for underwriting discounts or commissions, brokers' fees and the fees and disbursements of the Buyer's counsel related thereto. The Buyer shall provide all information reasonably requested by the Corporation for inclusion in any registration statement to be filed hereunder. In connection with any registration pursuant to this Section 7, the Corporation and the Buyer shall provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification and contribution in connection with such registration. In the event of a Business Combination proper provision shall be made in the definitive acquisition agreement executed in connection therewith to provide that the acquiring party or

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successor party thereto shall be bound by the provisions of this Section 7 as if such party was a signatory hereto.

     8. DIVISION OF OPTION. This Agreement and the Option granted hereby are exchangeable, without expense, at the option of the Buyer upon partial exercise of the Option or partial assignment of the Option, in both instances as provided herein, upon presentation and surrender of this Agreement at the principal office of the Corporation, for other Agreements providing for Options of different denominations entitling the holder thereof to acquire in the aggregate the same number of shares of Corporation Common Stock which may be acquired hereunder. The terms "Agreement" and "Option" as used herein include any other Agreements and related Options for which this Agreement and the Option granted hereby may be exchanged.

     9. MISCELLANEOUS: (a) Expenses. Except as otherwise provided in the Merger Agreement, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own counsel.

     (b) Waiver and Amendment. Any provision of this Agreement may be waived in writing at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

     (c) Entire Agreement; No Third-Party Beneficiary; Severability. Except as otherwise set forth in the Merger Agreement, this Agreement (including other documents and instruments referred to herein or therein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or a Governmental Entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law rules.

     (e) Descriptive Headings. The descriptive headings contained herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     (f) Notices. All notices and other communications hereunder shall be in writing and shall be given by overnight courier, by delivering the same in person, by telecopy (with confirmation) or by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

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          If to the Buyer to:

               Sterling Software, Inc.
               8080 N. Central Expressway, Suite 1100
               Dallas, Texas  75206
               Telecopier No.:  (214) 750-0905
               Attention:  President


          with a copy to:

               Jackson & Walker, L.L.P.
               901 Main Street, Suite 6000
               Dallas, Texas  75202
               Telecopier No.:  (214) 953-5822
               Attention:  Charles D. Maguire, Jr.


          If to the Corporation to:

               KnowledgeWare, Inc.
               3340 Peachtree Road, N.E.
               Suite No. 1100
               Atlanta, GA 30326
               Telecopier No.:  (404) 364-0883
               Attention:  President

          with a copy to:

               Hicks, Maloof & Campbell
               Suite No. 2200, Marquis Two Tower
               285 Peachtree Center Ave., N.E.
               Atlanta, GA 30303
               Telecopier No.:  (404) 420-7474
               Attention:  Maurice N. Maloof

Such notice shall be deemed delivered and received on the date on which it is received if sent by overnight courier, hand-delivery or telecopy, or on the fifth business day following the date on which it is so mailed.

     (g) Counterparts. This Agreement and any amendments hereto may be executed in two counterparts, each of which shall be considered one and the same agreement and shall become effective when both counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

     (h) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder or under the Option shall be assigned by the Corporation (whether by operation of law

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or otherwise) without the prior written consent of the Buyer. The Buyer may assign its rights, interests or obligations under this Agreement or the Option to any person, including without limitation an assignment of its rights under
Section 7 of this Agreement in connection with the sale of Corporation Common Stock to any purchaser thereof. Subject to the first sentence of this Agreement, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     (i) Mutual Drafting. Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties.

     (j) Further Assurances. In the event of any exercise of the Option by the Buyer, the Corporation and the Buyer shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

     (k) Specific Performance. The parties hereto agree that this Agreement may be enforced by either party through specific performance, injunctive relief and other equitable relief. Both parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief and that this provision is without prejudice to any other rights that the parties hereto may have for any failure to perform this Agreement.

     IN WITNESS WHEREOF, the Corporation and the Buyer have caused this Stock Option Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                              KNOWLEDGEWARE, INC.



                              By:_________________________
                                    Francis A. Tarkenton, Chairman of the Board
                                     and Chief Executive Officer


                              STERLING SOFTWARE, INC.


                              By:__________________________
                                    Sterling L. Williams, President

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